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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

___________________________________

[Utilities & High Income Fund]

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: [August 31, 2005]

Date of reporting period: [August 31, 2005]

Item 1 - Reports to Stockholders.

Evergreen Utilities and High Income Fund

Evergreen

UTILITIES AND HIGH INCOME FUND

Annual Report
as of August 31, 2005

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	STATEMENT OF CASH FLOWS
17	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	AUTOMATIC DIVIDEND REINVESTMENT PLAN
26	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

LETTER TO SHAREHOLDERS

October 2005

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Utilities and High Income Fund, which covers the twelve-month period ended August 31, 2005.

Investors in the financial markets have had to contend with a variety of conflicting issues over the past year. U.S. Gross Domestic Product (GDP) growth moderated from the rampant pace associated with recovery to the more normalized pace of economic expansion. Despite this trend, the Federal Reserve (Fed) continued to raise its target for the federal funds rate. Also, higher energy prices and the prospect of increased government spending helped renew inflation fears. And if all that wasn’t enough, hurricanes, terrorist activity, and credit downgrades in the auto sector combined to further increase the uncertainty prevalent in the financial markets. It is in times such as these when yield investors should seek diversified sources of income and we believe investors with exposure to Evergreen’s Utilities and High Income Fund had the opportunity to benefit from these diversification strategies.

The investment period began with a trend for slower growth in the U.S. economy. While the pace of output growth was still good, it was no longer considered great, and market interest rates initially declined on the perceived weakness. Yet despite this moderating trend in GDP, the Fed continued its “measured removal of policy accommodation,” raising the target for the federal funds rate by 1/4 point at each monetary policy meeting. Throughout this paradox of moderating economic growth and tighter monetary policy, Evergreen’s Investment Strategy Committee maintained its belief that the economy had simply experienced a normal transition in the economic cycle, from recovery to expansion. A consequence of this change, though, was a variety of mixed economic data and as a result, market interest rates fluctuated on seemingly every

LETTER TO SHAREHOLDERS continued

economic release. Historically, the maturation of the economic cycle had experienced similarly erratic behavior, and since the Fed had been accommodative for such an extended period, we believed that monetary policy was on the path of less stimulation, rather than more restriction, for the U.S. economy.

Despite rising energy prices and gradually higher short-term interest rates, long-term bond yields persisted lower as the investment period progressed. The debate therefore intensified as to the yield curve’s message. Some felt that long-term inflation was under control, while others believed it signaled the end of the expansion. Considering moderating global economic growth, mild wage growth and solid domestic productivity, we concluded that long-term pricing pressures were insufficient to halt the expansion. In addition, excess global savings and increased demand from under-funded pensions likely pushed prices higher for the 10-year Treasury, helping to drive market yields lower.

The low market yields increased the attractiveness of the utilities sector as investors sought higher income potential. Moreover, profits for the utilities sector enjoyed healthy, low double-digit percentage growth over the past year after enduring flat to negative earnings growth over the prior two years. This powerful combination of earnings and income growth propelled the sector higher, enabling the portfolio managers of Evergreen’s Utilities and High Income Fund to select domestic and foreign utility stocks with solid balance sheets, attractive yields, and good earnings potential for the portfolio. Within the high yield component of the fund, lower rated bonds tended to track the performance of equities, while near-investment grade bonds traded more closely to the overall bond market. Though lower-rated issues outperformed during the investment period, our portfolio managers maintained their long-term emphasis on quality within the high yield market, underweighting the auto sector while adding exposure to food and drug retailers.

LETTER TO SHAREHOLDERS continued

As always, we continue to recommend a diversified strategy, and we believe exposure to Evergreen’s Utilities and High Income Fund will help investors achieve their long-term goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended August 31,

	2005	2004[1]

Net asset value, beginning of period	$ 19.76	$19.10[2]

Income from investment operations
Net investment income (loss)	1.80	0.77
Net realized and unrealized gains or losses on investments	5.64	0.34
Distributions to preferred shareholders from[3]
Net investment income	(0.15)	(0.02)
Net realized gains	(0.04)	0

Total from investment operations	7.25	1.09

Distributions to common shareholders from net investment income	(1.58)	(0.30)

Offering costs charged to capital for
Common shares	0	(0.04)
Preferred shares	0	(0.09)

Total offering costs	0	(0.13)

Net asset value, end of period	$ 25.43	$19.76

Market value, end of period	$ 22.21	$18.29

Total return[4]
Based on market value	31.00%	(7.05%)
Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$250,826	$227,328
Liquidation value of preferred shares, end of period (thousands)	$ 80,000	$ 80,000
Asset coverage ratio, end of period	406%	284%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions[5]	1.49%	1.31%[6]
Expenses excluding waivers/reimbursements and expense reductions[5]	1.54%	1.31%[6]
Interest expense	0.30%	0.29%[6]
Net investment income (loss)[7]	8.50%	12.05%[6]
Portfolio turnover rate	126%	55%

1 For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Distributions to preferred shareholders per common share are based on average common shares outstanding during the period.

4 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

5 The expense ratio includes interest expense.

6 Annualized

7 The net investment income (loss) ratio reflects distributions to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2005

	Principal
	Amount	Value

CORPORATE BONDS 37.5%
CONSUMER DISCRETIONARY 11.3%
Diversified Consumer Services 0.8%
Alderwoods Group, Inc., 7.75%, 09/15/2012	$1,000,000	$1,057,500
Service Corporation International, 7.00%, 06/15/2017 144A	1,000,000	1,017,500

		2,075,000

Hotels, Restaurants & Leisure 3.4%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	1,000,000	1,085,000
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	1,000,000	987,500
Las Vegas Sands Corp., 6.375%, 02/15/2015	1,000,000	970,000
MGM MIRAGE, Inc., 5.875%, 02/27/2014	1,000,000	970,000
Seneca Gaming Corp., 7.25%, 05/01/2012	1,000,000	1,045,000
Starwood Hotels & Resorts, Inc., 7.375%, 05/01/2007	1,000,000	1,041,250
Station Casinos, Inc., 6.50%, 02/01/2014	1,350,000	1,377,000
Town Sports International, Inc., 9.625%, 04/15/2011	1,000,000	1,065,000

		8,540,750

Household Durables 1.3%
M/I Homes, Inc., 6.875%, 04/01/2012 144A	1,250,000	1,200,000
Meritage Homes Corp., 6.25%, 03/15/2015	325,000	305,906
Technical Olympic USA, Inc., 7.50%, 01/15/2015	1,000,000	932,500
WCI Communities, Inc., 9.125%, 05/01/2012	820,000	865,100

		3,303,506

Media 2.9%
CSC Holdings, Inc., 7.625%, 04/01/2011	1,000,000	1,007,500
Dex Media West, LLC, 5.875%, 11/15/2011	1,000,000	987,500
Emmis Communications Corp., 6.875%, 05/15/2012	1,000,000	1,005,000
LIN TV Corp., 6.50%, 05/15/2013	1,000,000	956,250
Mediacom Communications Corp., 9.50%, 01/15/2013	1,000,000	1,022,500
MediaNews Group, Inc., 6.375%, 04/01/2014	1,000,000	965,000
R.H. Donnelley Corp., 10.875%, 12/15/2012	1,000,000	1,161,250

		7,105,000

Multi-line Retail 0.4%
J.C. Penney Co., Inc., 7.375%, 08/15/2008	1,000,000	1,065,000

Specialty Retail 1.6%
Central Garden & Pet Co., 9.125%, 02/01/2013	1,500,000	1,627,500
Group 1 Automotive, Inc., 8.25%, 08/15/2013	1,000,000	1,035,000
Payless ShoeSource, Inc., 8.25%, 08/01/2013	300,000	316,500
United Auto Group, Inc., 9.625%, 03/15/2012	1,000,000	1,078,750

		4,057,750

Textiles, Apparel & Luxury Goods 0.9%
Oxford Industries, Inc., 8.875%, 06/01/2011	1,000,000	1,077,500
Warnaco Group, Inc., 8.875%, 06/15/2013	1,000,000	1,100,000

		2,177,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES 3.1%
Food & Staples Retailing 1.7%
Ingles Markets, Inc., 8.875%, 12/01/2011	$ 1,000,000	$1,047,500
NeighborCare, Inc., 6.875%, 11/15/2013	1,000,000	1,101,850
Rite Aid Corp., 8.125%, 05/01/2010	1,000,000	1,022,500
Roundy’s, Inc., Ser. B, 8.875%, 06/15/2012	1,000,000	1,070,000

		4,241,850

Food Products 1.0%
B&G Foods Holdings Corp., 8.00%, 10/01/2011	1,000,000	1,021,250
Del Monte Foods Co., 6.75%, 02/15/2015 144A	1,500,000	1,526,250

		2,547,500

Household Products 0.4%
Church & Dwight Co., Inc., 6.00%, 12/15/2012	1,000,000	1,000,000

ENERGY 4.0%
Energy Equipment & Services 1.2%
Dresser, Inc., 9.375%, 04/15/2011	1,500,000	1,590,000
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	150,000	150,937
Offshore Logistics, Inc., 6.125%, 06/15/2013	1,000,000	980,000
Parker Drilling Co., 9.625%, 10/01/2013	315,000	359,494

		3,080,431

Oil, Gas & Consumable Fuels 2.8%
Chesapeake Energy Corp., 6.875%, 01/15/2016	1,000,000	1,041,250
Exco Resources, Inc., 7.25%, 01/15/2011	1,500,000	1,552,500
Ferrellgas Partners LP, 6.75%, 05/01/2014	1,000,000	997,500
Frontier Oil Corp., 6.625%, 10/01/2011	125,000	130,000
Peabody Energy Corp., 6.875%, 03/15/2013	1,000,000	1,046,250
Plains Exploration & Production Co., 8.75%, 07/01/2012	1,000,000	1,095,000
Williams Companies, Inc., 7.125%, 09/01/2011	1,000,000	1,070,000

		6,932,500

FINANCIALS 3.2%
Consumer Finance 0.4%
General Motors Acceptance Corp., 5.625%, 05/15/2009	1,000,000	952,249

Diversified Financial Services 0.2%
Arch Western Finance, LLC, 6.75%, 07/01/2013	435,000	445,875

Insurance 0.7%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	1,500,000	1,665,000

Real Estate 1.9%
CB Richard Ellis Group, Inc., 9.75%, 05/15/2010	650,000	721,500
Host Marriott Corp., Ser. J, REIT, 7.125%, 11/01/2013	1,000,000	1,050,000
La Quinta Properties, Inc., REIT, 7.00%, 08/15/2012	1,000,000	1,042,500
Omega Healthcare Investors, Inc., REIT, 7.00%, 04/01/2014	1,000,000	1,017,500
Thornburg Mortgage, Inc., REIT, 8.00%, 05/15/2013	1,000,000	1,025,000

		4,856,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE 1.5%
Health Care Providers & Services 1.5%
Extendicare Health Services, Inc., 6.875%, 05/01/2014	$ 1,000,000	$993,750
HCA, Inc., 6.375%, 01/15/2015	1,000,000	1,031,678
Omnicare, Inc., 6.125%, 06/01/2013	675,000	669,938
Triad Hospitals, Inc., 7.00%, 11/15/2013	1,000,000	1,031,250

		3,726,616

INDUSTRIALS 4.9%
Aerospace & Defense 1.0%
Aviall, Inc., 7.625%, 07/01/2011	1,000,000	1,055,000
DRS Technologies, Inc., 6.875%, 11/01/2013	1,500,000	1,526,250

		2,581,250

Commercial Services & Supplies 1.8%
Adesa, Inc., 7.625%, 06/15/2012	1,000,000	1,022,500
Allied Waste North America, Inc., 6.375%, 04/15/2011	250,000	242,187
Corrections Corporation of America, 6.25%, 03/15/2013	1,050,000	1,036,875
Geo Group, Inc., 8.25%, 07/15/2013	1,000,000	987,500
NationsRent Companies, Inc., 9.50%, 10/15/2010	1,000,000	1,100,000

		4,389,062

Machinery 1.6%
Case New Holland, Inc., 9.25%, 08/01/2011	1,000,000	1,070,000
Manitowoc Co., Inc., 7.125%, 11/01/2013	1,000,000	1,050,000
Navistar International Corp., 6.25%, 03/01/2012	1,000,000	965,000
Terex Corp., 7.375%, 01/15/2014	1,000,000	1,045,000

		4,130,000

Road & Rail 0.5%
Progress Rail Services Corp., 7.75%, 04/01/2012 144A	1,250,000	1,276,563

INFORMATION TECHNOLOGY 0.4%
IT Services 0.4%
Unisys Corp., 6.875%, 03/15/2010	1,000,000	975,000

MATERIALS 5.9%
Chemicals 2.1%
Equistar Chemicals, LP, 10.625%, 05/01/2011	1,000,000	1,115,000
Huntsman Advanced Materials, LLC:
11.00%, 07/15/2010	1,000,000	1,140,000
11.625%, 10/15/2010	650,000	764,562
Lyondell Chemical Co., 10.50%, 06/01/2013	1,000,000	1,157,500
Scotts Co., 6.625%, 11/15/2013	1,000,000	1,035,000

		5,212,062

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.0%
Jefferson Smurfit Corp., 7.50%, 06/01/2013	$450,000	$430,875
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014	1,000,000	1,010,000
Plastipak Holdings, Inc., 10.75%, 09/01/2011	1,000,000	1,105,000

		2,545,875

Metals & Mining 1.7%
Alaska Steel Corp., 7.75%, 06/15/2012	1,000,000	932,500
Century Aluminum Co., 7.50%, 08/15/2014	1,000,000	1,040,000
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014	1,000,000	1,056,250
United States Steel Corp., 10.75%, 08/01/2008	1,000,000	1,130,000

		4,158,750

Paper & Forest Products 1.1%
Boise Cascade, LLC, 7.125%, 10/15/2014	1,250,000	1,221,875
Bowater, Inc., 6.50%, 06/15/2013	500,000	481,250
Georgia Pacific Corp., 8.125%, 05/15/2011	1,000,000	1,115,000

		2,818,125

TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.2%
Citizens Communications Co., 6.25%, 01/15/2013	1,000,000	971,250
Insight Midwest LP, 10.50%, 11/01/2010	1,000,000	1,062,500
Qwest Corp., 7.875%, 09/01/2011	1,010,000	1,055,450

		3,089,200

Wireless Telecommunication Services 0.4%
Rural Cellular Corp., 8.25%, 03/15/2012	1,000,000	1,055,000

UTILITIES 1.6%
Electric Utilities 0.4%
Reliant Energy, Inc., 6.75%, 12/15/2014	1,000,000	990,000

Independent Power Producers & Energy Traders 1.2%
NRG Energy, Inc., 8.00%, 12/15/2013	782,000	846,515
Tenaska, Inc., 7.00%, 06/30/2021 144A	1,000,000	1,048,190
Texas Genco, Inc., 6.875%, 12/15/2014 144A	1,000,000	1,042,500

		2,937,205

Total Corporate Bonds (cost $94,465,047)		93,931,119

CONVERTIBLE DEBENTURES 1.9%
UTILITIES 1.9%
Independent Power Producers & Energy Traders 1.9%
Calpine Corp., 7.75%, 06/01/2015 (cost $5,000,000)	5,000,000	4,806,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 2.1%
ENERGY 2.1%
Oil, Gas & Consumable Fuels 2.1%
El Paso Corp., 4.99%, 12/31/2049 144A (cost $5,115,625)	5,000	$5,385,625

COMMON STOCKS 83.4%
ENERGY 13.2%
Oil, Gas & Consumable Fuels 13.2%
Crosstex Energy, Inc.	100,000	6,380,000
Enterprise GP Holdings LP *	25,000	797,500
Gaz de France	150,000	5,010,928
Inergy Holdings LP	24,000	743,040
Southwestern Energy Co. *	350,000	20,265,000

		33,196,468

FINANCIALS 3.1%
Real Estate 3.1%
Global Signal, Inc. REIT	185,000	7,720,050

INFORMATION TECHNOLOGY 0.2%
Computers & Peripherals 0.2%
Inmarsat plc	100,000	609,512

TELECOMMUNICATION SERVICES 17.9%
Diversified Telecommunication Services 13.9%
Alltel Corp.	100,000	6,199,000
AT&T Corp.	287,500	5,658,000
BellSouth Corp.	150,000	3,943,500
eircom Group plc	2,788,421	6,474,864
SBC Communications, Inc.	125,000	3,010,000
Shenandoah Telecommunications Co.	155,000	6,170,550
Verizon Communications, Inc.	100,000	3,271,000

		34,726,914

Wireless Telecommunication Services 4.0%
Bouygues SA	50,000	2,235,916
Sprint Nextel Corp.	300,000	7,779,000
UbiquiTel, Inc.	5,500	47,685

		10,062,601

UTILITIES 49.0%
Electric Utilities 27.5%
American Electric Power Co., Inc.	10,000	371,800
Central Vermont Public Service Corp.	10,500	200,550
Cinergy Corp.	75,000	3,303,000
Cleco Corp.	95,000	2,185,000
DPL, Inc.	400,000	10,796,000
E.ON AG	300,000	9,570,000
Edison International	5,000	225,150
Entergy Corp.	150,000	11,236,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Electric Utilities continued
Exelon Corp.	240,000	$12,933,600
FirstEnergy Corp.	150,000	7,654,500
Hawaiian Electric Industries, Inc.	100,000	2,651,000
ITC Holdings Corp.	125,000	3,407,500
Maine & Maritimes Corp.	3,200	71,456
MGE Energy, Inc.	70,100	2,607,019
Progress Energy, Inc.	1,000	43,590
Scottish and Southern Energy plc	50,000	888,854
Southern Co.	3,000	103,200
TERNA SpA	200,000	531,294
Westar Energy, Inc.	5,000	120,100

		68,900,113

Gas Utilities 1.4%
Atmos Energy Corp.	100,000	2,959,000
ONEOK, Inc.	5,000	170,000
UGI Corp.	12,000	331,800

		3,460,800

Independent Power Producers & Energy Traders 5.8%
Constellation Energy Group, Inc.	1,000	58,750
Duke Energy Corp.	100,000	2,899,000
TXU Corp.	120,000	11,642,400

		14,600,150

Multi-Utilities 9.8%
Energy East Corp.	15,000	393,300
NiSource, Inc.	50,000	1,207,000
RWE AG	100,000	6,708,085
SCANA Corp.	240,000	10,173,600
TECO Energy, Inc.	1,000	17,410
Vectren Corp.	150,000	4,200,000
Wisconsin Energy Corp.	1,500	58,755
Xcel Energy, Inc.	100,000	1,924,000

		24,682,150

Water Utilities 4.5%
Kelda Group plc	100,000	1,225,742
Northumbrian Water Group plc	1,900,000	7,767,553
Pennichuck Corp.	100,000	2,150,000

		11,143,295

Total Common Stocks (cost $169,274,028)		209,102,053

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2005

	Shares	Value

PREFERRED STOCKS 3.0%
UTILITIES 3.0%
Electric Utilities 3.0%
Carolina Power & Light Co. (h)	8,000	$704,000
Connecticut Light & Power Co., Ser. 1947	15,500	591,423
Dayton Power & Light Co., Ser. A	9,416	729,446
Dayton Power & Light Co., Ser. B	5,120	400,640
Louisville Gas & Electric Co.	26,973	606,893
Ohio Edison Co.	14,000	1,219,750
PECO Energy Co., Ser. C	29,590	2,470,765
Southern California Edison Co.	45,900	872,329

Total Preferred Stocks (cost $7,488,333)		7,595,246

UNIT INVESTMENT TRUSTS 0.2%
Kayne Anderson MLP Investment Co.	15,000	414,000
Tortoise Energy Capital Corp.	5,000	125,600

Total Unit Investment Trusts (cost $498,900)		539,600

SHORT-TERM INVESTMENTS 9.3%
MUTUAL FUND SHARES 9.3%
Evergreen Institutional Money Market Fund ø µ (cost $23,335,825)	23,335,825	23,335,825

Total Investments (cost $305,177,758) 137.4%		344,695,718
Other Assets and Liabilities and Preferred Shares (37.4%)		(93,870,120)

Net Assets Applicable to Common Shareholders 100.0%		$250,825,598

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
*	Non-income producing security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.

Summary of Abbreviations
REIT	Real Estate Investment Trust

The following table shows the percent of total investments (excluding equity positions) by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2005 (unaudited):
AAA	4.3%
BBB	1.1%
BB	34.0%
B	60.6%

100.0%

SCHEDULE OF INVESTMENTS continued

August 31, 2005

The following table shows the percent of total investments (excluding equity positions) by maturity as of August 31, 2005
(unaudited):
Less than 1 year	4.3%
1 to 3 year(s)	3.3%
3 to 5 years	6.4%
5 to 10 years	82.8%
10 to 20 years	3.2%

100.0%

The following table shows the percent of total long-term investments by geographic location as of August 31, 2005:
United States	87.2%
Germany	5.1%
United Kingdom	3.3%
France	2.2%
Ireland	2.0%
Italy	0.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005

Assets
Investments in securities, at value (cost $281,841,933)	$321,359,893
Investments in affiliated money market fund, at value (cost $23,335,825)	23,335,825

Total investments	344,695,718
Receivable for securities sold	13,354
Dividends and interest receivable	4,192,549
Unrealized gains on interest rate swap transactions	325,689
Prepaid expenses and other assets	122,876

Total assets	349,350,186

Liabilities
Dividends payable	1,068,578
Payable for securities purchased	1,744,024
Payable for reverse repurchase agreements	15,244,787
Due to custodian bank (cost $164,823)	165,673
Advisory fee payable	5,642
Due to other related parties	470
Accrued expenses and other liabilities	181,348

Total liabilities	18,410,522

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends payable
of $114,066	80,114,066

Net assets applicable to common shareholders	$250,825,598

Net assets applicable to common shareholders represented by
Paid-in capital	$180,402,113
Undistributed net investment income	7,913,403
Accumulated net realized gains on investments	22,668,325
Net unrealized gains on investments	39,841,757

Net assets applicable to common shareholders	$250,825,598

Net asset value per share applicable to common shareholders
Based on $250,825,598 divided by 9,864,100 common shares issued and outstanding
(unlimited number of common shares authorized)	$25.43

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2005

Investment income
Dividends (net of foreign withholding taxes of $1,084,406)	$17,687,164
Interest	6,684,922
Income from affiliate	272,888

Total investment income	24,644,974

Expenses
Advisory fee	2,112,848
Administrative services fee	176,070
Transfer agent fees	70,312
Trustees’ fees and expenses	66,210
Printing and postage expenses	132,430
Custodian and accounting fees	129,894
Professional fees	141,647
Interest expense	730,723
Auction agent fees	200,002
Other	40,981

Total expenses	3,801,117
Less: Expense reductions	(6,303)
Fee waivers and expense reimbursements	(129,126)

Net expenses	3,665,688

Net investment income	20,979,286

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	27,589,328
Foreign currency related transactions	26,159
Interest rate swap transactions	151,489

Net realized gains on investments	27,766,976
Net change in unrealized gains or losses on investments	32,209,625

Net realized and unrealized gains or losses on investments	59,976,601
Distributions to preferred shareholders from
Net investment income	(1,688,241)
Net realized gains	(434,995)

Net increase in net assets resulting from operations	$78,832,651

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004[1]

Operations
Net investment income	$ 20,979,286	$8,938,283
Net realized gains or losses on investments	27,766,976	(3,857,129)
Net change in unrealized gains or losses on investments	32,209,625	7,633,295
Distributions to preferred shareholders from
Net investment income	(1,688,241)	(237,018)
Net realized gains	(434,995)	0

Net increase in net assets applicable to common
shareholders resulting from operations	78,832,651	12,477,431

Distributions to common shareholders from
net investment income	(17,443,274)	(3,451,500)

Capital share transactions
Net proceeds from the issuance of common shares	0	219,650,000
Common share offering expenses charged to paid-in
capital	0	(460,000)
Preferred share offering expenses charged to paid-in
capital	0	(988,136)
Cost of shares tendered	(37,891,574)	0

Net increase (decrease) in net assets resulting from
capital share transactions	(37,891,574)	218,201,864

Total increase in net assets applicable to common
shareholders	23,497,803	227,227,795
Net assets applicable to common shareholders
Beginning of period	227,327,795	100,000

End of period	$ 250,825,598	$227,327,795

Undistributed net investment income	$ 7,913,403	$5,375,615

[1] For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

Year Ended August 31, 2005

Decrease in Cash
Cash Flows from Operating Activities:
Net increase in net assets from operations	$78,832,651
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities including amortization of premium and accretion of
discount on long-term securities	(425,407,004)
Proceeds from disposition of investment securities	488,040,476
Purchase of short-term investment securities, net	(14,797,014)
Decrease in dividends and interest receivable	920,724
Decrease in receivable for securities sold	9,581,133
Increase in other assets	(122,876)
Decrease in payable for securities purchased	(876,764)
Decrease in accrued expenses	(47,086)
Unrealized appreciation on investments	(32,205,972)
Net realized gains from investments	(27,589,328)

Net cash provided by operating activities	76,328,940

Cash Flows from Financing Activities:
Payment for shares tendered	(37,891,574)
Cash distributions paid on common shares	(17,525,196)
Reduction of reverse repurchase agreements	(21,809,611)
Increase in dividends payable on preferred shares	58,403

Net cash used in financing activities	(77,167,978)

Net decrease in cash	$(839,038)

Cash (including foreign currency):
Beginning of year	$673,365

End of year	$(165,673)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to consent fees on tendered bonds, dividend redesignations, net realized gains and losses from interest rate swap agreements and premium amortization. During the year ended August 31, 2005, the following amounts were reclassified:

Paid-in capital	$(8,177)
Undistributed net investment income	836,427
Accumulated net realized gains on investments	(828,250)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets applicable to common shareholders. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. The advisory fee would be equivalent to 0.92% of the Fund’s average daily net assets applicable to common shareholders if the Fund was fully leveraged through the issuance of preferred shares and/or other borrowings. For the year ended August 31, 2005, the Fund had preferred shares issued and outstanding.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended August 31, 2005, EIMC waived its advisory fee in the amount of $129,078 and reimbursed other expenses in the amount of $48.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended August 31, 2005, the Fund paid brokerage commissions of $51,943 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended August 31, 2005 and for the period from April 30, 2004 (commencement of operations), to August 31, 2004, the Fund issued 0 and 11,505,000 common shares, respectively.

The Board of Trustees has committed to consider making tender offers for the Fund’s common shares on a quarterly basis in the event that the common shares trade at a discount to net asset value of greater than 5% for fifteen of twenty days during a measurement period, as defined in the Fund’s prospectus. These tender offers will be to purchase up to 5% of the Fund’s outstanding

NOTES TO FINANCIAL STATEMENTS continued

common shares at their net asset value. For the year ended August 31, 2005, the Board of Trustees considered and approved three separate tender offers with a total of 1,640,900 common shares tendered and repurchased by the Fund. The Board of Trustees will continue to consider tender offers for the following five quarters if a discount exists.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $426,799,169 and $471,991,168, respectively, for the year ended August 31, 2005.

During the year ended August 31, 2005, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $25,199,626 with an average interest rate of 3.08% and paid interest of $730,723 representing 0.30% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the year ended August 31, 2005 was $37,106,410 (including accrued interest). At August 31, 2005, reverse repurchase agreements outstanding were as follows:

Principal			Maturity
Amount	Counterparty	Interest Rate	Date

$15,244,787	Lehman Brothers	4.12%	10/17/2005

At August 31, 2005, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid by	Received by	Unrealized
Expiration	Amount	Counterparty	the Fund	the Fund	Gain

11/16/2007	$43,000,000	Royal Bank of	Fixed-3.525%	Floating-3.41%	$325,689
Scotland Greenwich
Capital

On August 31, 2005, the aggregate cost of securities for federal income tax purposes was $305,657,885. The gross unrealized appreciation and depreciation on securities based on tax cost was $84,006,553 and $44,968,720, respectively, with a net unrealized appreciation of $39,037,833.

6. AUCTION MARKET PREFERRED SHARES

The Fund has issued 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”), with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on the Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 2.65% during the year ended August 31, 2005. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date.

NOTES TO FINANCIAL STATEMENTS continued

The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$22,302,158	$9,083,494	$39,037,833

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2005	2004(a)

Ordinary Income	$ 19,131,515	$ 3,688,518
Long-term Capital Gain	434,995	0

(a) For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Services Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC’s opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

12. SUBSEQUENT DISTRIBUTIONS

On September 22, 2005, the Fund declared distributions from net investment income of $0.125 per common share and from long-term capital gains of $0.95 per common share, both payable on November 1, 2005 to shareholders of record on October 17, 2005.

On October 21, 2005, the Fund declared distributions from net investment income of $0.125 per common share payable on December 1, 2005 to shareholders of record on November 14, 2005.

These distributions are not reflected in the accompanying financial statements.

13. SUBSEQUENT EVENTS

At a meeting held on September 20-22, 2005, the Board of Trustees considered and approved a tender offer to repurchase up to 5% of the Fund’s outstanding common shares at net asset value. The repurchase offer period will commence on or about September 26, 2005, when the notifica-tion of the repurchase offer is sent to shareholders.

On October 18, 2005, EIS received written notification from the staff of the National Association of Securities Dealers (NASD) that the staff has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Although Evergreen believes that the foregoing review will not have a material adverse impact on the Evergreen funds, there can be no assurance that this matter and any publicity surrounding or resulting from it will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund as of August 31, 2005, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for the year then ended and the period from April 30, 2004 (commencement of operations), to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund as of August 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 21, 2005

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $434,995 for the fiscal year ended August 31, 2005.

For corporate shareholders, 20.23% of ordinary income dividends paid during the fiscal year ended August 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2005, the Fund designates 70.97% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 12/12/1970
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which the trustee is elected. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571535 rv1 10/2005

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended August 31, 2005 and August 31, 2004, and fees billed for other services rendered by KPMG LLP.

	2005	2004
Audit fees	$35,250	$12,000
Audit-related fees (1)	$0	$9,000
Audit and audit-related fees	$35,250	$21,000
Tax fees (2)	$0	$2,500
All other fees	$0	$0
Total fees	$35,250	$23,500

(1) Audit-related fees related to preferred shares comfort letter.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit –related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an appendix at the end of the filing

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of August 31, 2005, the Fund is managed by Richard M. Cryan and Timothy O’Brien.

Richard Cryan is a Managing Director, Senior Portfolio Manager and member of the High Yield team. He joined EIMC in 1992. Prior to joining EIMC, he was President of Wasserstien Perella Asset Management.

Timothy O’Brien is a Managing Director, Senior Portfolio Manager and a member of the Value Equity team. He joined EIMC in 2002. Prior to joining EIMC, he served as a portfolio manager at Gabelli Asset Management Inc. from 1999-2002.

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended August 31, 2005.

Portfolio Manager		(Assets in
		thousands)
Richard Cryan	Assets of registered investment companies managed
	Evergreen Utilities and High Income Fund*	$250,825.6
	Evergreen Balanced Fund*	1,691,441.0
	Evergreen Diversified Bond Fund*	360,853.3
	Evergreen Select High Yield Bond Fund	511,127.8
	Life Investors Insurance Co	87,771.3
	Transamerica Life Insurance Co	34,336.3
	TOTAL	$2,936,355.3
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	11
	Assets of separate accounts managed	$548,269.2
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

Timothy O’Brien	Assets of registered investment companies managed
	Evergreen Utilities and High Income Fund**	$250,825.6
	Evergreen Utility and Telecommunications Fund	369,176.8
	TOTAL	$620,002.4
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

* Mr. Cryan is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund, Evergreen Diversified Bond Fund and Evergreen Utilities and High Income Fund. As of August 31, 2005, he was responsible for approximately $194.5 million of the $2,303.1 million in assets in these funds

** Mr. O’Brien is not fully responsible for the management of the entire portfolio of the Evergreen Utilities and High Income Fund. As of August 31, 2005, he was responsible only for approximately $138.0 million of the $250.8 million in assets in this fund.

     Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

     EIMC does not receive a performance fee for its management of the Funds. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.

Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

     Compensation. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Richard Cryan	Lipper High Yield
Callan High Yield
Lipper Multi sector income

Timothy O’Brien	Lipper MultiCap Growth
Lipper Large Cap Core
Lipper Large Cap Growth
Lipper Utility
Lipper Equity Income

     Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

• medical, dental, vision and prescription benefits,

• life, disability and long-term care insurance,

• before-tax spending accounts relating to dependent care, health care, transportation and parking, and

• various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

     Fund Holdings. As of the Fund’s fiscal year ended August 31, 2005, the portfolio managers do not have any holdings in the Fund.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of August 31, 2005. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Richard Cryan	$100,001 - $500,000

Portfolio Manager
Timothy O’Brien	$10,001 - $50,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2004. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	$100,001 – 500,000
President, EIS

Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC

Richard Gershen	$500,001 – 1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$100,001 – 500,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number	(b) Average Price	(c) Total Number	(d) Maximum
	of Shares (or	Paid per Share (or	of Shares (or	Number (or
	Units) Purchased	Unit)	Units) Purchased	Approximate
			as Part of Publicly	Dollar Value) of
			Announced Plans	Shares (or Units)
			or Programs	that May Yet Be
				Purchased Under
				the Plans or
				Programs

1/1/2005-1/31/2005	575,250	$22.08	575,250

4/1/2005-4/30/2005	546,487	$22.62	546,487

7/1/2005-7/31/2005	519,163	$24.71	519,163

Total	1,640,900	$23.09	1,640,900

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities & High Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 7, 2005

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: November 7, 2005